Exhibit 10.6

AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “AMENDMENT”), entered into as of the 21st day of March, 2006, by and among NB&T Financial Group, Inc., a bank holding company incorporated under the laws of the State of Ohio (“HOLDING COMPANY”), The National Bank and Trust Company, a national banking association and a wholly-owned subsidiary of HOLDING COMPANY (“BANK”), and John J. Limbert, an individual (the “EMPLOYEE”);

WITNESSETH:

WHEREAS, HOLDING COMPANY, BANK (the “EMPLOYERS”) and the EMPLOYEE entered into an Employment Agreement dated March 2, 2006 (the “EMPLOYMENT AGREEMENT”), pursuant to which the EMPLOYERS agreed to retain the services of the EMPLOYEE as the President and Chief Executive Officer of BANK and of HOLDING COMPANY;

WHEREAS, the EMPLOYMENT AGREEMENT set forth certain types of compensation to be paid to the EMPLOYEE in connection with his move to the Southwest Ohio area;

WHEREAS, a certain benefit contemplated by the parties was not included in the EMPLOYMENT AGREEMENT; and

WHEREAS, the EMPLOYEE expected such benefit and the EMPLOYERS wish to provide such benefit in order to permit the EMPLOYEE to focus his time and attentions on his new responsibilities;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYERS and the EMPLOYEE hereby agree to amend the EMPLOYMENT AGREEMENT as follows:

1. Section 3 of the EMPLOYMENT AGREEMENT shall be amended by adding the following subsection m:

m. Home Sale Assistance. The BANK agrees to execute an agreement with a relocation company, reasonably agreeable to the EMPLOYEE, pursuant to which the EMPLOYEE’s home will be marketed and the BANK will offer to purchase the home from the EMPLOYEE at an appraised price if the home is not sold within an agreed upon period of time.

2. Unless specifically modified or superseded by this AMENDMENT, all terms and conditions of the EMPLOYMENT AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the EMPLOYERS have caused this AMENDMENT to be executed by their duly authorized officers, and the EMPLOYEE has signed this AMENDMENT, each as of the day and year first above written.

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Attest:		NB&T FINANCIAL GROUP, INC.

/s/ Jill M. Ulrich	By:	/s/ Craig F. Fortin
	Name:	Craig F. Fortin
	Title:	Senior Vice President & CFO

Attest:		THE NATIONAL BANK AND TRUST COMPANY

/s/ Jill M. Ulrich	By:	/s/ Craig F. Fortin
	Name:	Craig F. Fortin
	Title:	Senior Vice President & CFO
Attest:

/s/ Jill M. Ulrich		/s/ John J. Limbert

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